LIMITED PARTNERS' EQUITY	12 Months Ended
Dec. 31, 2023
Disclosure of limited partners equity [Abstract]
LIMITED PARTNERS' EQUITY	LIMITED PARTNERS’ EQUITY
Limited partners’ equity
On June 16, 2023, Brookfield Renewable completed the issuance of 8,200,000 LP Units and 7,430,000 BEPC Exchangeable shares on a bought deal basis at a price of $30.35 per LP Unit and $33.80 per BEPC Exchangeable Share for gross proceeds of $500 million. Concurrently, a subsidiary of Brookfield Reinsurance purchased 5,148,270 LP units at the LP unit offering price (net of underwriting commission). The aggregate gross proceeds of the offering and the concurrent private placement was approximately $650 million. Brookfield Renewable incurred $20 million in related transaction costs inclusive of fees paid to underwriters.
As at December 31, 2023, 287,164,340 LP units were outstanding (2022: 275,358,750 LP units) including 74,339,049 LP units (2022: 68,749,416 LP units) held by Brookfield Holders. Brookfield owns all general partnership interests in Brookfield Renewable representing a 0.01% interest.f the proceeds from the offering of LP units.
During the year ended December 31, 2023, 304,899 LP units (2022: 262,177 LP units) were issued under the distribution reinvestment plan at a total value of $8 million (2022: $9 million).
During the year ended December 31, 2023, exchangeable shareholders of BEPC exchanged 8,465 BEPC exchangeable shares (2022: 12,308 shares) for an equivalent number of LP units amounting to less than $1 million (2022: less than $1 million).
As at December 31, 2023, Brookfield Holders held a direct and indirect interest of approximately 47% of Brookfield Renewable on a fully-exchanged basis. Brookfield Holders held a direct and indirect interest of 313,640,823 LP units, Redeemable/Exchangeable partnership units, and BEPC exchangeable shares, the remaining is held by public investors.
On an unexchanged basis, Brookfield Holders holds a 26% direct limited partnership interest in Brookfield Renewable, a 40% direct interest in BRELP through the ownership of Redeemable/Exchangeable partnership units, a direct 1% GP interest in BRELP and a 25% direct interest in the BEPC exchangeable shares of BEPC as at December 31, 2023.
In December 2023, Brookfield Renewable renewed its normal course issuer bid in connection with its LP units and outstanding BEPC exchangeable shares. Brookfield Renewable is authorized to repurchase up to 14,361,497 LP units and 8,982,586 BEPC exchangeable shares, representing 5% of each of its issued and outstanding LP units and BEPC exchangeable shares. The bids will expire on December 17, 2024, or earlier should Brookfield Renewable complete its repurchases prior to such date. During the year ended December 31, 2023, there were 1,856,044 LP units (2022: nil) repurchased and cancelled at a total cost of $43 million (2022: nil). During the year ended December 31, 2023, Brookfield Corporation purchased 441,363 LP units (2022: nil). There were no BEPC exchangeable shares repurchased during the years ended December 31, 2023 or 2022.
Distributions
The composition of the distributions are presented in the following table:

(MILLIONS)	2023	2022
Brookfield Holders	$97	$88
External LP unitholders	286	267
	$383	$355
In February 2024, distributions to unitholders were increased to $1.42 per LP unit on an annualized basis, an increase of $0.07 per LP unit, which will take effect on the distribution payable in March 2024.
Distributions paid during the year ended December 31, 2023, totaled $370 million (2022: $345 million and 2021: $325 million).